Exhibit No. 10.1

                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT


                                      among

                              FLORES & RUCKS, INC.,
                                as the Borrower,


                            THE CHASE MANHATTAN BANK,
                                    as Agent,

                                       and

                          THE LENDERS SIGNATORY HERETO

                         Effective as of August 14, 1996



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                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of August 14, 1996 (the "Effective Date"), is among FLORES & RUCKS, INC., a corporation duly organized and validly existing under the laws of the State of Louisiana (the "Borrower"); each of the lenders under the Credit Agreement (hereinafter defined) (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK ( formerly The Chase Manhattan Bank, N.A.)., as agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Agent").


                               W I T N E S S E T H

                  WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of December 7, 1994 (as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1994, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; and

                  WHEREAS, the Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement; and

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

                  Section 2. Amendments to Credit Agreement.

                  2.1 Section 1.02.  Section 1.02 is hereby  amended as follows:

                  (a) The definition of "Applicable Hydrocarbon Price" is hereby deleted in its entirety.

                  (b) The definition of "Indebtedness" is hereby amended to read as follows:

         "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to the Agent and/or Lenders in connection with the Loan Documents and the Letter of Credit Agreements, and any Hedging Agreements now or hereafter arising between the Borrower and any Lender or its Affiliate and permitted by the terms of Section 9.01(e), and all renewals, extensions and/or rearrangements of any of the above."

                  (c) The definition of "Net Production Revenue" is hereby deleted in its entirety.



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                  2.2 Section 2.07.  Section 2.07(d) of the Credit  Agreement is
hereby amended to read as follows:

                  "(d) If either (i) (x) the Borrowing Base or the Aggregate Maximum Credit Amounts have been reduced as the result of any sale or other disposition described in Section 2.03(d), and (y) either the Borrowing Base or the Aggregate Maximum Credit Amounts, as reduced is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure ("Deficiency"), or (ii) the then effective Adjusted Consolidated Net Tangible Assets minus $25,000,000 are less than 110% of the aggregate amount of all Indenture Indebtedness (excluding Subordinated Indebtedness of the Company as defined in the Indenture) then outstanding at any time after May 31, 1996 ("Deficiency"), in either case, the Borrower shall (x) prepay the Loans in an aggregate principal amount equal to the greater of the Deficiency from Section 2.07(d)(i) or (ii), together with interest on the principal amount paid accrued to the date of such prepayment and (y) if any part of the Deficiency remains after prepaying all of the Loans because of LC Exposure, pay to the Agent on behalf of the Lenders an amount equal to such remaining Deficiency to be held as cash collateral as provided in
         Section 2.10(b) hereof."

                  2.3 Section 2.08(d). Section 2.08(d) is hereby amended to read as follows:
               "(d) So long as any of the Commitments are in effect and until payment in full of all Loans hereunder, on or around the first day of each May and November, commencing November 1, 1996 (each being a "Scheduled Redetermination Date"), the Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.08(b). In addition, the Majority Lenders may initiate only one unscheduled redetermination of the Borrowing Base during any consecutive twelve
          (12) month period by specifying in writing to the Borrower the date on which the Borrower is to furnish a Reserve Report in accordance with
          Section 8.07(b) and the date on which such redetermination is to occur, and the Borrower may request one unscheduled redetermination during any consecutive twelve (12) month period at no charge."

                  2.4 Section 2.08(f). Section 2.08 is hereby amended to add a new clause (f) as follows:

               "(f) On the fifteenth day of each May, August, November, and February the Borrowing Base shall automatically reduce or increase (but not above the latest Borrowing Base determined under Section 2.08(d)) to the amount of the Adjusted BB set forth on the schedule below corresponding to the LOE/BOE set forth in the information to be provided by Borrower on or before such date in compliance with Section 8.07(d). If the applicable Adjusted BB in the schedule is greater than the then outstanding Borrowing Base, the Borrowing Base shall not be adjusted upwards in excess of the latest Borrowing Base determined under Section 2.08(d). "LOE/BOE" shall mean the Borrower's total lease operating expense for the immediately preceding calendar quarter determined using the same methodology as consistently applied over time as used by the independent petroleum engineers who prepared the latest Reserve Report divided by total production of Hydrocarbons on a barrel of oil equivalent basis



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



          for the same period.For purposes of this Section and Section 8.07(d) 6,000cubic feet of gas shall equal one barrel of oil.




              LOE/BOE                   ADJUSTED BB
              -------                   -----------

              $4.50                     $50,000,000
              $4.75                     $43,000,000
              $5.00                     $36,000,000
              $5.25                     $29,000,000
              $5.50                     $22,000,000
              $5.75                     $15,000,000
              $6.00                     $8,000,000
              $6.25                          0


                  2.5 Section 6.02. Section 6.02 is hereby amended by deleting the first paragraph of such section and inserting in lieu thereof the following:

         "The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit for the account of the Borrower (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans or such issuance, renewal, extension or reissuance, and after giving effect thereto: (i) no Default shall have occurred and be continuing; (ii) no event or circumstance shall exist which with the giving of any notice or the lapse of time or both would obligate the Parent Borrower to redeem or offer to buy all or any of the Senior Notes under the Indenture; (iii) the then effective Adjusted Consolidated Net Tangible Assets minus $25,000,000 are not less than 110% of the aggregate amount of all Indenture Indebtedness (excluding Subordinated Indebtedness of the Company as defined in the Indenture); (iv) no Material Adverse Effect shall have occurred; and
         (v) the representations and warranties made by the Borrower in Article VII and by the Borrower and the Parent Company in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance with the same force and effect as if made on and as of such date and following such new borrowing or such issuance, renewal, extension or reissuance, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders may expressly consent in writing to the contrary."

2.6      Section 8.07.  Section 8.07(d) is hereby amended to read as follows:


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                  "(d) As soon as  available  and in any  event  within  45 days after the end of fiscal quarter, the Borrower shall provide production reports and general and administrative cost summaries for its Oil and Gas Properties, which reports shall include quantities or volume of production, revenue, realized product prices, operating expenses, taxes, capital expenditures and lease operating costs which have accrued to the Borrower's accounts in such period and a calculation of LOE/BOE, and such other information with respect thereto as the Agent or any Lender may reasonably require. Such reports shall be accompanied by a certificate in substantially the form of Exhibit H hereto executed by a Responsible Officer certifying as to Adjusted Consolidated Net
         Tangible Assets as of the last day of such quarter and showing the calculations thereof in reasonable detail."

                  2.7 Section 9.02. Section 9.02(a) is hereby amended by adding the words "pursuant to the Security Instruments" to the end of such Section.

                  2.8 Section 9.12. Section 9.12 is hereby amended to read as follows:

                  "Section 9.12 Current Ratio. The Parent Company's ratio of (i) consolidated current assets plus unused availability under the Aggregate Commitments to (ii) consolidated current liabilities (excluding current maturities of the Notes) shall not be less than 1.0 to 1.0 as of the last day of two consecutive fiscal quarters of the Borrower."

                  2.9 Exhibit H. Exhibit H to the Credit Agreement is hereby deleted in its entirety and the revised Exhibit H (attached hereto) is inserted in lieu thereof.

                  Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the conditions provided in this Section 3, each of which shall be satisfactory to the Agent in form and substance:

                  3.1 Loan Documents. The Agent shall have received multiple counterparts, as requested of this Second Amendment, executed and delivered by a duly authorized officer of each party.

                  3.2 Representations and Warranties. Each of the representations and warranties made by the Borrower and the Parent Company in or pursuant to the Security Instruments shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

                  3.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.


                  3.4 No Change. No event shall have occurred since December 31, 1995 which, in the reasonable opinion of the Majority Lenders, could have a Material Adverse Effect on the condition (financial or otherwise), business, operations or prospects of the Borrower or the Parent Company.

                  3.5 Security Instruments. All of the Security Instruments shall be in full force and effect.


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

                  Section 4. Representations and Warranties. The Borrower and the Parent Company hereby affirms that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date and after giving effect to this Second Amendment and to the transactions contemplated hereby and that no Defaults exist under the Credit Agreement or will exist under the Credit Agreement after giving effect to the aforesaid transactions.

                  Section 5.        Miscellaneous.

                  5.1  Confirmation.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment.

                  5.2 Ratification and Affirmation of Parent Company. The Parent Company hereby expressly (i) acknowledges the terms of this Second Amendment,
(ii) ratifies and affirms its obligations under the Guaranty Agreement, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect with respect to the Indebtedness.

                  5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  5.4 No Oral  Agreement.  THIS WRITTEN  SECOND  AMENDMENT,  THE
CREDIT AGREEMENT AND THE OTHER SECURITY INSTRUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  5.5 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICTS OF LAWS RULES THEREOF.



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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Second
Amendment to be duly executed effective as of the date first written above.


BORROWER:                                   FLORES & RUCKS, INC.


                                            By: /s/  Robert L. Belk
                                                ----------------------------
                                                     Robert L. Belk
                                                     Senior Vice President and
                                                     Chief Financial Officer


AGENT:                                      THE CHASE MANHATTAN BANK, AS AGENT


                                            By: /s/  Martha Ann Fetner
                                                ----------------------------
                                                     Martha Ann Fetner
                                                     Vice President


LENDER:                                     THE CHASE MANHATTAN BANK


                                            By: /s/  Martha Ann Fetner
                                                ----------------------------
                                                     Martha Ann Fetner
                                                     Vice President


LENDER:                                     FIRST NATIONAL BANK OF COMMERCE


                                            By:
                                                ----------------------------
                                                     David R. Reid
                                                     Senior Vice President


PARENT COMPANY:                             FLORES & RUCKS, INC.


                                            By: /s/  Robert L. Belk
                                                ----------------------------
                                                     Robert L. Belk
                                                     Senior Vice President and
                                                     Chief Financial Officer



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